UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2016

DIGITALGLOBE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34299	31-1420852
(Commission File Number)	(IRS Employer Identification No.)

1300 West 120th Avenue Westminster, Colorado	80234
(Address of Principal Executive Offices)	(Zip Code)

(303) 684-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective January 5, 2016, the Board of Directors of DigitalGlobe, Inc. (“Company”) approved amendments to the Company’s Amended and Restated By-Laws (“By-Laws”). The Board of Directors amended Section 2.14 of Article II to update the procedures, including the informational requirements, which must be followed by a stockholder to propose business or make nominations of persons for election to the Board of Directors at any annual or special meeting of stockholders of the Company. The amendments to the amended By-Laws do not change the advance notice deadline for stockholders to submit notice of director nominations or proposals of other business for any annual or special meeting of stockholders of the Company.

The foregoing description of the amended By-Laws is qualified in its entirety by reference to the full text of the By-Laws attached hereto as Exhibit 3.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit
Number	Description

Exhibit 3.1	Amended and Restated By-Laws of DigitalGlobe, Inc., effective as of January 5, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITALGLOBE, INC.

	By:	/s/ Daniel L. Jablonsky
Date: January 5, 2016		Daniel L. Jablonsky
Senior Vice President, General Counsel and Corporate Secretary